Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Nightstar Therapeutics plc (the “Company”) does hereby certify, to his knowledge, that:

1.

the Annual Report on Form 20-F for the year ended December 31, 2017 of the Company (the “Form 20-F”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 3, 2018

By:	/s/ David Fellows
David Fellows
Chief Executive Officer

By:	/s/ Senthil Sundaram
Senthil Sundaram
Chief Financial Officer